UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 5, 2017

CESCA THERAPEUTICS INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	333-82900	94-3018487
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

2711 Citrus Road, Rancho Cordova, California	95742
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code (949) 753-0624

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

      ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

      ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

      ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

      ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company      ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Form of Notice of Grant of Stock Options and Option Agreement

On May 10, 2017, the Board of Directors (the “Board”) of Cesca Therapeutics Inc. (the “Company”) approved a form of Notice of Grant of Stock Options and Option Agreement pursuant to which the Company may grant stock options to its employees, officers, non-employee directors, consultants and advisors under the Company’s 2016 Equity Incentive Plan, as amended (the “2016 Plan”). This form is attached hereto as Exhibit 10.1 and is incorporated herein by reference.

Grant of Stock Options to Non-Employee Directors

On May 10, 2017, the Company granted to each of Russell Medford, Mahendra S. Rao, Joseph Thomis, James Xu, and Mark Westgate (the non-employee directors of the Company), under the 2016 Plan, an option to purchase 13,500 shares of the Company’s common stock at an exercise price of $3.19 (the closing price of the Company’s common stock on the NASDAQ Capital Market on the date of grant). The number of options granted to each non-employee director pursuant to the foregoing grant was reduced by the number of options (if any) already received during the 2017 calendar year. Each granted option vests in 24 equal monthly installments, provided that, on the date of grant, each such non-employee director received vesting credit as if his option was granted as of the later of November 3, 2016 or the date on which he became a director of the Company. Each option expires on the ten year anniversary of the date of grant, subject to early termination upon the occurrence of certain termination events.

Item 5.07.	Submission of Matters to a Vote of Security Holders.

The Company held its annual meeting of stockholders on May 5, 2017 (the “Annual Meeting”). The Company previously filed with the SEC its Definitive Proxy Statement and related materials pertaining to the Annual Meeting on March 23, 2017. On the record date of March 16, 2017, there were 9,902,316 shares of the Company’s common stock outstanding and eligible to vote. At the Annual Meeting, the stockholders (i) elected the seven (7) persons identified below to serve as directors of the Company to hold office until the Company’s 2018 Annual Meeting of Stockholders or until their successors are duly elected and qualified, (ii) approved the 2016 Plan, (iii) approved the appointment of Marcum LLP as the Company’s independent registered public accounting firm for the fiscal year ending June 30, 2017, (iv) approved, on an advisory basis, the compensation of the Company’s named executive officers as disclosed in the Company’s proxy statement, and (v) approved, on an advisory basis, the frequency of the advisory vote on executive compensation. The final results of stockholder voting on the five (5) proposals were as follows:

1.	To approve the election of the following individuals as directors to the Board of Directors:

Xiaochun Xu
For	6,820,725
Withhold	8,756
Broker Non-Votes	1,393,004
Uncast	0

Mahendra S. Rao
For	6,820,516
Withhold	8,965
Broker Non-Votes	1,393,004
Uncast	0

Vivian Liu
For	6,820,191
Withhold	9,290
Broker Non-Votes	1,393,004
Uncast	0

James Xu
For	6,819,210
Withhold	10,271
Broker Non-Votes	1,393,004
Uncast	0

Joseph Thomis
For	6,820,659
Withhold	8,882
Broker Non-Votes	1,393,004
Uncast	0

Russell Medford
For	6,820,441
Withhold	9,040
Broker Non-Votes	1,393,004
Uncast	0

Mark Westgate
For	6,819,833
Withhold	9,648
Broker Non-Votes	1,393,004
Uncast	0

2.	To approve the 2016 Plan:

For	6,788,667
Against	31,901
Abstain	8,913
Broker Non-Votes	1,393,004
Uncast	0

3.	To ratify the appointment of Marcum LLP as our independent registered public accounting firm for the fiscal year ending June 30, 2017:

For	8,179,437
Against	20,935
Abstain	22,113
Broker Non-Votes	0
Uncast	0

4.	To approve, on an advisory basis, the compensation of the Company’s named executive officers as disclosed in the proxy statement:

For	6,792,884
Against	27,325
Abstain	9,272
Broker Non-Votes	1,393,004
Uncast	0

5.	To hold an advisory vote on the frequency of the advisory vote on executive compensation:

1 Year	572,826
2 Years	4,903
3 Years	6,244,887
Abstain	6,865
Broker Non-Votes	1,393,004
Uncast	0

Following the Annual Meeting, the Board considered the vote of the stockholders at the Annual Meeting regarding the frequency of future stockholder advisory votes on executive compensation and determined that the Company will hold an advisory vote on its executive compensation every three years until the next required vote on the frequency of such advisory votes, or until the Board determines that a different frequency is in the best interests of the Company and its stockholders.

Item 9.01.	Financial Statements and Exhibits.

Exhibit No.	Description
10.1	Form of Notice of Grant of Stock Options and Option Agreement under the Cesca Therapeutics Inc. 2016 Equity Incentive Plan, as amended.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CESCA THERAPEUTICS INC.
(Registrant)

Dated: May 11, 2017	/s/ Vivian Liu
Vivian Liu, Chief Operating Officer